UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 26, 2007

AFFYMETRIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE (State of incorporation)	0-28218 (Commission File Number)	77-0319159 (IRS Employer Identification No.)

3420 Central Expressway

Santa Clara, California 95051

(Address of principal executive offices) (Zip Code)

(408) 731-5000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Entry Into Material Definitive Agreement.

On April 26, 2007, the Compensation Committee of the Board of Directors of Affymetrix, Inc. (the “Company”) approved a bonus program for the Company’s General Counsel, Barbara Caulfield, which will result in the payment of a special bonus in the amount of $950,000 if she remains employed with the Company through December 31, 2007. The Committee approved this bonus program based on Ms. Caulfield’s performance, including her responsibilities with respect to ongoing litigation matters, and as a retention tool.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFYMETRIX, INC.

By:	/s/ Stephen P.A. Fodor, Ph.D.
Name: Stephen P.A. Fodor, Ph.D.
Title: Founder, Chairman of the Board and Chief Executive
Officer

Dated:  May 2, 2007